UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2006

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Shunpike Road, Suite 333, Chatham, New Jersey		07928
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 973-644-0900

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

On July 14, 2006, Alan Christopher Johnson resigned his position as a member of the Board of Directors of Crystal International Travel Group, Inc. (the “Company”).  A copy of the resignation letter is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1         Resignation letter of Alan Christopher Johnson dated as of July 14, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 20, 2006.

Crystal International Travel Group, Inc.

By:	/s/ Fabrizzio Busso Campana
Fabrizzio Busso Campana
Chief Executive Officer

July 20, 2006